FQF Trust

NYSE Arca
O’Shares FTSE Asia Pacific Quality Dividend Hedged ETF	OAPH

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at www.oshares.com/resources. You can also get this information at no cost by calling 855-637-5383 or by sending an e-mail request to info@oshares.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated October 31, 2017, as amended and supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Summary Prospectus
October 31, 2017

Shares of the Funds (“Shares”) are not individually redeemable and may be purchased or redeemed from each Fund in Creation Units only. Upon commencement of operations, individual shares are listed for trading on NYSE Arca, Inc. (“Exchange”). The purchase and sale prices of individual Shares trading on the Exchange may be below, at or above the most recently calculated net asset value for such Shares.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to track the performance (before fees and expenses) of its target index, the FTSE Developed Asia Pacific Qual/Vol/Yield Factor 5% Capped Hedged 100% to USD Index (the “AP Hedged Target Index”).

Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares in the Fund. Transaction costs that may be incurred by the investor, such as brokerage commissions for buying and selling securities, are not reflected in the table below.

Annual Fund Operating Expenses (expenses you pay each year as a % of the value of your investment)

Management Fees	0.68%
Distribution and/or Service (12b-1) Fees(1)	0.00%
Other Expenses	0.37%
Acquired Fund Fees and Expenses(2)	0.54%
Total Annual Fund Operating Expenses	1.59%
Fee Waiver and Expense Reimbursement(3)	(0.91)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.68%

(1) Pursuant to a Rule 12b-1 distribution and service plan (“Plan”), the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees (the “Board”) has not currently approved the commencement of any payments under the Plan.

(2) “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares of other investment companies (such as business development companies and/or exchange-traded funds). They are not direct operating expenses paid by Fund shareholders and are not used to calculate the Fund’s net asset value (“NAV”) or reflected in the Fund’s Financial Statements. Therefore, the amounts listed in “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement” will differ from those presented in the Fund’s Financial Highlights.

(3) The Fund’s investment adviser, FFCM LLC (“Adviser”), has agreed to waive its fees and reimburse expenses for the Fund until at least November 1, 2018 so that the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Fund (except for distribution fees (including payments under a Rule 12b-1 plan), brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, Acquired Fund Fees and Expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses, and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto)) are limited to 0.68%. In addition, the Adviser has contractually agreed to reduce its management fees in an amount equal to any Acquired Fund Fees and Expenses incurred by the Fund from its investments in the O’Shares FTSE Asia Pacific Quality Dividend ETF. This undertaking can only be changed with the approval of the Board.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$69	$413	$780	$1,812

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the example, affect the Fund’s performance. During the fiscal year ended June 30, 2017, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to track the performance (before fees and expenses) of the AP Hedged Target Index. Under normal market conditions, the Fund will invest at least 80% of its total assets in the components of the AP Hedged Target Index (“80% policy”), including indirectly through the O’Shares FTSE Asia Pacific Quality Dividend ETF (the “Underlying Fund”).

The AP Hedged Target Index is designed to measure the performance of publicly-listed large-capitalization and mid-capitalization dividend-paying issuers in the Asia-Pacific region that meet certain market capitalization, liquidity, high quality, low volatility and dividend yield thresholds, as determined by FTSE-Russell (the “Index Provider”). The high quality and low volatility requirements are designed to reduce exposure to high dividend equities that have experienced large price declines.

The constituents of the AP Hedged Target Index are selected from the FTSE Developed Asia Pac Index, comprised of 854 of the largest Developed Asia Pacific publicly-listed equities that had an average market capitalization of $9.5 billion and minimum market capitalization of over approximately $90 million as of June 30, 2017. The Index Provider selects and weights securities for the AP Hedged Target Index based on a proprietary approach that combines the following three factors: 1) high quality, including measures of profitability, operating efficiency, earnings quality and leverage, 2) low volatility, and 3) high dividend yield for the twelve months preceding each annual reconstitution. Individual index constituent weights are capped at 5% at each quarterly rebalance to avoid overexposure to any single security and are tested for liquidity semi-annually. The AP Hedged Target Index’s investable universe includes real estate investment trusts (“REITs”). To the extent that the AP Hedged Target Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent.

The AP Hedged Target Index hedges against fluctuations in the relative value of foreign currencies in which the AP Hedged Target Index’s components are denominated against the U.S. dollar. Thus, it is designed to have higher returns than an equivalent index that does not hedge against a weakening of such foreign currencies relative to the U.S. dollar. Conversely, the AP Hedged Target Index would be expected to have lower returns than an equivalent unhedged index when these foreign currencies are rising in value relative to the U.S. dollar. The AP Hedged Target Index applies published one-month currency forward rates to the AP Hedged Target Index’s total foreign currency exposures to adjust the value of the foreign currencies against the U.S. dollar. The Fund intends to enter into forward currency contracts or futures contracts to effectuate the hedging strategy embedded in the AP Hedged Target Index. Although the hedged nature of the AP Hedged Target Index is designed to minimize the impact of currency fluctuations on returns, it does not eliminate the Fund’s exposure to foreign currency fluctuations.

Currently, the Fund achieves its investment objective by investing a substantial portion of its assets in the Underlying Fund. The Underlying Fund employs a “passive management” or “rules based” investment approach that seeks to track the performance of its underlying index. The Underlying Fund tracks an unhedged version of the AP Hedged Target Index. The Underlying Fund expects to employ a representative sampling strategy in seeking to track the performance of its underlying index, which means it will typically invest in a portfolio of investments that collectively have an investment profile similar to its underlying index, rather than holding all of the investments in its underlying index.

The Fund may invest up to 20% of its total assets in investments not included in the AP Hedged Target Index, but which the Adviser believes will help the Fund track the AP Hedged Target Index. For example, there may be instances in which the Adviser may choose to purchase or sell investments including exchange-traded funds (“ETFs”) and other investment company securities, derivatives, cash and cash equivalents as substitutes for one or more AP Hedged Target Index components or in anticipation of changes in the AP Hedged Target Index’s components.

O’Shares Investments, Inc. is the sponsor of the Fund (the “Sponsor”). The Index Provider, in consultation with the Sponsor, developed the AP Hedged Target Index methodology. The Index Provider is responsible for the ongoing maintenance, compilation, calculation and administration of the AP Hedged Target Index.

Principal Investment Risks

There can be no guarantee that the Fund will achieve its investment objective. The Fund is an exchange-traded fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. In addition to these risks, the Fund (including through its investments in the Underlying Fund) is subject to a number of additional risks that may affect the value of its shares, including:

Quality Factor Risk: Quality investing entails investing in securities of companies with high returns on equity, stable earnings per share growth, and low financial leverage. This style of investing is subject to the risk that the past performance of these companies does not continue or that the returns on “quality” equity securities are less than returns on other styles of investing or the overall stock market. In addition, there may be periods when quality investing is out of favor and during which the investment performance of a fund using a quality strategy may suffer.

Asia-Pacific Risk. Investments in securities of issuers in Asia-Pacific countries involve additional risks that are specific to the Asia-Pacific region. For example, some economies in this region are dependent on a range of commodities, and are strongly affected by international commodity prices. Other Asia-Pacific economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained.

To the extent that the AP Hedged Target Index is concentrated in companies in particular countries in the Asia-Pacific region, the Fund’s performance may be closely tied to social, political, and economic conditions in those countries. Such risks include the following:

Australia Risk. The Australian economy relies heavily on international trade with key trading partners, including China, the European Union, Japan, and the United States. The Australian economy may be impacted by economic conditions in these other countries. In addition, the agricultural and mining sectors comprise a significant portion of the Australian economy. Australia is therefore subject to risks of fluctuations in commodity prices.

Japan Risk. The Japanese market can experience significant volatility due to exchange rates, social, political, regulatory, economic or environmental events and natural disasters, which may occur in Japan. The Japanese economy has in the past been negatively affected at times by government intervention and protectionism, an unstable financial services sector, a heavy reliance on international trade, and natural disasters. Some of these factors, as well as other adverse political developments, increases in government debt, and changes to fiscal, monetary, or trade policies, may adversely affect the Japanese markets. A significant portion of Japan’s trade is conducted with developing nations, almost all of which are in East and Southeast Asia, and it can be affected by conditions in these other countries and currency fluctuations.

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face delisting from the Exchange.

Cash and Cash Equivalents Risk. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments to which the Fund may seek exposure is rapidly rising.

Concentration Risk. To the extent that the AP Hedged Target Index is concentrated in a particular industry, the Fund is also expected to be concentrated in that industry, which may subject the Fund to a greater loss as a result of adverse economic, business or other developments affecting that industry.

Depositary Receipts Risk. The risks of investments in depositary receipts are substantially similar to Foreign Investment Risks. In addition, depositary receipts may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading.

Derivatives Risk. Derivatives may involve risks different from, or greater than, those associated with more traditional investments. As a result of investing in derivatives, the Fund and the Underlying Fund could lose more than the amount it invests. Derivatives may be highly illiquid, and the Fund and the Underlying Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Derivatives also may be subject to counterparty risk, which includes the risk that a loss may be sustained by the Fund and the Underlying Fund as a result of the insolvency or bankruptcy of, or other non-compliance by, the other party to the transaction.

Dividend-Paying Stocks Risk. The Fund’s exposure to dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend after the Fund has gained exposure to such a company’s securities.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund with exposure to equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Exchange-Traded Funds and Other Investment Companies Risk. The Fund intends to invest a substantial portion of its assets in the Underlying Fund and may invest in other investment companies, including ETFs. The risks of investing in the Underlying Fund or securities of other ETFs and investment companies typically reflect the risks of the types of instruments in which the Underlying Fund or other ETF or investment company invests. In addition, with such investments, the Fund indirectly bears its proportionate share of the fees and expenses of the Underlying Fund or other ETF or investment company. As a result, the Fund’s operating expenses may be higher and performance may be lower. The Fund may invest in other funds, including the Underlying Fund, advised by the Adviser. The Adviser may be subject to conflicts of interest in allocating Fund assets to other funds to the extent that the Adviser is paid a management fee both by the Fund and the fund in which the Fund invests.

Flash Crash Risk. Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day.

Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Exposures to foreign securities entail special risks, including due to: differences in information available about foreign issuers; differences in investor protection standards in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions. In addition, unless perfectly hedged, the Fund’s exposure (through its investment in the Underlying Fund) to securities denominated in other currencies could decline due to changes in local currency relative to the value of the U.S. dollar, which may affect the Fund’s returns.

Geographic Concentration Risk. Because the Fund’s investments may be concentrated in a particular geographic region or country, the value of Fund shares may be affected by events that adversely affect that region or country and may fluctuate more than that of a less concentrated fund.

Hedging Risk. The Fund’s hedging strategies may not be successful, and even if they are successful, the Fund’s exposure to foreign currency fluctuations is not expected to be fully hedged at all times.

The primary risks associated with the use of forward and futures contracts are (i) the imperfect correlation between the price of the contract and the change in value of the underlying asset; (ii) possible lack of liquid secondary market for a forward contract and the resulting inability to close such a contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the inability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and other economic factors; (v) the possibility that the counterparty to a forward contract will default in the performance of its obligations; and (vi) if the Fund or the Underlying Fund has insufficient cash, it may have to sell investments to meet daily variation margin requirements on a futures contract, and the Fund and the Underlying Fund may have to sell investments at a time when it may be disadvantageous to do so.

International Closed Market Trading Risk. Because the Fund’s underlying securities trade on markets that may be closed when the Exchange is open, there are likely to be deviations between current pricing of an underlying security and stale pricing resulting in the Fund trading at a discount or premium to NAV that may be greater than those incurred by other exchange-traded funds.

Large Capitalization Securities Risk. The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Leverage Risk. The Fund could become exposed to leverage. Use of leverage involves special risks and can result in losses that exceed the amount originally invested. Use of leverage tends to magnify increases or decreases in the Fund’s returns and may lead to a more volatile share price.

Liquidity Risk. Liquidity risk exists when investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund (or the Underlying Fund) may be unable to transact at advantageous times or prices.

Market Events Risk. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund.

Mid-Capitalization Securities Risk. The securities of mid-capitalization companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities during market downturns. Compared to larger companies, mid-capitalization companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Passive Investment Risk. The Fund and the Underlying Fund are managed with a passive investment strategy, attempting to track the performance of the Underlying Index. As a result, the Fund and the Underlying Fund expect to hold constituent securities of the Underlying Index regardless of their current or projected performance. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s and the Underlying Fund’s return to be lower than if the Fund and the Underlying Fund employed an active strategy.

Premium-Discount Risk. Fund shares may trade above or below their NAV. The market prices of Fund shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Fund shares.

REIT Risk. Through its exposure to REITs, the Fund is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.

REITs are subject to additional risks, including those related to adverse governmental actions, declines in property value and the real estate market, and the potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. As a result, the Fund’s exposure to REITs may be subject to volatility. REITs are pooled investment vehicles with their own fees and expenses, and the Fund and the Underlying Fund will indirectly bear a proportionate share of those fees and expenses.

Secondary Market Trading Risk. Investors buying or selling Fund shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund shares on the Exchange may be halted.

Sector Risk. To the extent the AP Hedged Target Index, and thereby the Fund and the Underlying Fund, emphasizes, from time to time, investments in a particular sector, the Fund and the Underlying Fund are subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund and the Underlying Fund invest in a few sectors, it may have increased exposure to the price movements of those sectors.

Tracking Error Risk. The investment performance of the Fund may diverge from that of its AP Hedged Target Index due to, among other things, fees and expenses paid by the Fund that are not reflected in the AP Hedged Target Index. If the Fund is small and/or uses a different foreign currency conversion rate than the Target Index, it may experience greater tracking error. The Fund’s and the Underlying Fund’s use of a representative sampling strategy to track the AP Hedged Target Index may also produce greater tracking error than if the Fund or the Underlying Fund employed a full replication strategy.

Volatility Risk. There is a risk that the present and future volatility of a security, relative to the market index, will not be the same as it has historically been and thus that the AP Hedged Target Index will not be exposed to the less volatile securities in the index universe. Volatile stocks are subject to sharp swings in value.

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing the changes in the performance from year to year and how the Fund’s average annual returns compare against the FTSE Developed Asia Pacific Qual/Vol/Yield Factor 5% Capped Hedged 100% to USD Index and broad-based securities market indices. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For current performance information, please visit the Fund’s website at www.oshares.com.

For the period shown in the bar chart above:

Best Quarter	September 30, 2016	5.66%
Worst Quarter	March 31, 2016	(1.78)%

The year-to-date return as of the calendar quarter ended September 30, 2017 is 11.41%.

Average Annual Total Returns (for the periods ended December 31, 2016)	One Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	5.20%	6.76%	August 25, 2015
After Taxes on Distributions	4.84%	5.87%	=
After Taxes on Distributions and Sale of Shares	3.34%	4.97%	=
FTSE Developed Asia Pacific Qual/Vol/Yield Factor 5% Capped Hedged 100% to USD Index	9.26%	10.70%	=
MSCI AC Asia Pacific Daily Net Total Return Local Index	3.90%	7.40%	=

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of shares.

Management

Investment Adviser: FFCM LLC

Portfolio Managers

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
William DeRoche, CFA	Since inception (2015)	Co-Portfolio Manager
Ronald C. Martin, Jr., CFA	Since inception (2015)	Co-Portfolio Manager
Philip Lee, Ph.D.	Since inception (2015)	Co-Portfolio Manager

Purchase and Sale of Fund Shares

The Fund is an exchange-traded fund or ETF. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and investors may pay a commission to such broker-dealers in connection with their purchase or sale. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Fund’s distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

Tax Information

The Fund’s distributions are expected to be taxable as ordinary income or long-term capital gain, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Investment in a Fund through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.